                                                                    Exhibit 3.7


                              File Number 5581-459-7


                         [SEAL OF THE STATE OF ILLINOIS]

      WHEREAS, ARTICLES OF INCORPORATION OF CHICAGO CONSOLIDATED CORPORATION INCORPORATED UNDER THE LAWS 0F THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, [ILLEGIBLE] set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 24th day of January AD 1990 and of the Independence of the United States the two hundred and 14th.


                                             /s/ Jim Edgar
                                             ------------------
                                             Secretary of State

BCA 2.10 (Rev. Jul, 1984)                                    File 0

                                    JIM EDGAR
                               Secretary of State
                                State of Illinois
                            ARTICLES OF INCORPORATION

----------------------------------           --------------------------------
      Submit in Duplicate                           This Space For Use By
[ILLEGIBLE]                                          Secretary of State
[ILLEGIBLE]                                        Date  1-24-90
[ILLEGIBLE]
Check or Money order payable to                    License Fee    $ 350.00
"Secretary of State."                              Franchise Tax  $ 760.00
       DO NOT SEND CASH                            Filing Fee     $  75.00
----------------------------------                                --------
                                                   Clerk C         1125.00
                                             --------------------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE  The name of the corporation is CHICAGO CONSOLIDATED CORPORATION
                                            -----------------------------------
                                              (Shall contain the word
                                              "corporation", "company",
                                              "incorporated", "limited", or an
                                              abbreviation thereof)

ARTICLE TWO  The name and address of the initial registered agent and its registered office are:

             Registered Agent
                                William        F               Woodall
                                ------------------------------------------------
                                First Name     Middle Name     Last Name

             Registered Office
                                125            Windsor Drive,  Suite 124
                                ------------------------------------------------
                                Number         Street          Suite # (A P.O.
                                                               Box alone is not
                                                               acceptable)

                                Oak Brook      60521
                                ------------------------------------------------
                                City           Zip Code        County

ARTICLE THREE  The purpose or purposes for which the corporation is organized are:
If not sufficient space to cover this point, add one or more sheets of this size

To carry on any lawful business for which corporations may be organized under the laws of Illinois.

ARTICLE FOUR   Paragraph 1: The authorized shares shall be:
                  Class    *Par Value per share    Number of shares authorized
               -----------------------------------------------------------------
                 common        No Par Value        100,000
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
If not sufficient space to cover this point, add one or more sheets of this size

ARTICLE FIVE   The number of shares to be issued initially, and the
               consideration be received by the corporation therefor, are:

                        Par Value      Number of shares     Consideration to be
               Class    per share    proposed to be issued   received therefor
               -----------------------------------------------------------------
               common  No Par Value         10,000             $700,000.00
               -----------------------------------------------------------------
   PAID                                                        $
JAN 24 1990    -----------------------------------------------------------------
                                                               $
               -----------------------------------------------------------------
                                                               $
               -----------------------------------------------------------------
                                                        TOTAL  $700,000.00
                                                                ----------------

* A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX    OPTIONAL
               The number of directors constituting the initial board of
               directors of the corporation is_______ and the names and
               addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:
                           Name                       Residential Address
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

ARTICLE SEVEN  OPTIONAL

      (a)   It is estimated that the value of all property to be    $ _________
            owned by the corporation for the following year wherever located will be:

      (b)   It is estimated that the value of the property to be    $ _________
            located within the State of Illinois during the following year will be:

      (c)   It is estimated that the gross amount of business       $ _________
            which will be transacted by the corporation during the following year will be:

      (d)   It is estimated that the gross amount of business       $ _________
            which will be transacted from places of business in the State of Illinois during the following year will be:

ARTICLE EIGHT OTHER PROVISIONS

            Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc

                      NAMES AND ADDRESSES OF INCORPORATORS

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated January 17, 1990
      ----------  ----

        Signatures and Names                          Post Office Address


1. /s/ William F. Woodall                     1. 125 Windsor Drive, Suite 124
   ------------------------------                ------------------------------
             Signature                                       Street

   William F. Woodall                            Oak Brook  IL       60521
   ------------------------------                ------------------------------
   Name (please print)                           City/Town  State    Zip

2.                                            2.
   ------------------------------                ------------------------------
             Signature                                       Street

   ------------------------------                ------------------------------
   Name (please print)                           City/Town  State    Zip

3.                                            3.
   ------------------------------                ------------------------------
             Signature                                       Street

   ------------------------------                ------------------------------
   Name (please print)                           City/Town  State    Zip

(Signatures must be in ink or original document. Carbon copy, zerox or rubber stamp signatures may only be used on conformed copies)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice President and verified by him and attested by its Secretary or an Assistant Secretary.

                                  Form BCA-2.10

File No. _______________________________________________________________________

================================================================================
                            ARTICLES OF INCORPORATION

                                                               FILED
                                                            JAN 24 1990
                                                     Illinois Secretary of State

                                  FEE SCHEDULE

The following fees are required to be paid at the time of issuing the Certificate of Incorporation: Filing Fee $75.00: INITIAL LICENSE FEE of 1/20th of 1% of the consideration to be received for initial issued shares (See Art.
5). MINIMUM $.50; INITIAL FRANCHISE TAX of 1/10 of 1% of the consideration to be received for initial issued shares (see Art. 5). MINIMUM $25.00.

                              EXAMPLES OF TOTAL DUE

        Consideration to                                  TOTAL
          be Received                                      Due*
================================================================================
         up to $1,000                                    $100.50
--------------------------------------------------------------------------------
            $   5,000                                    $107.50
--------------------------------------------------------------------------------
            $  10,000                                    $10[ILLEGIBLE].00
--------------------------------------------------------------------------------
            $  25,000                                    $112.50
--------------------------------------------------------------------------------
            $  50,000                                    $150.00
--------------------------------------------------------------------------------
            $ 100,000                                    $225.00
--------------------------------------------------------------------------------
Includes Filing Fee + License Fee + Franchise Tax

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone: (217) 782-6961

         1995
YEAR OF  01/01/95                                               CORPORATION
File Prior to                                                   FILE NO
                                                                D 5581-459-7

                                STATE OF ILLINOIS
                       DOMESTIC CORPORATION ANNUAL REPORT
                    PLEASE TYPE OR PRINT CLEARLY IN BLACK INK

1.) CHANGES ONLY: REGISTERED AGENT
                  REGISTERED OFFICE   20 W 151 101st Street
                  CITY, IL ZIP CODE   Lemont, IL 60439     COUNTY   DuPage

                                                                     FILED
                                                                  JAN 19 1995
                                                                GEORGE H. RYAN
                                                              SECRETARY OF STATE

2.) CORPORATE NAME, REGISTERED AGENT, REGISTERED OFFICE, CITY, IL ZIP CODE

         CHICAGO CONSOLIDATED CORPORATION
         % WILLIAM  F  WOODALL      011091
         20W267 101ST ST UNIT D                            COOK
         LEMONT, IL. 60439-9672                            COUNTY

3a.) State or Country of incorporation  IL    3b.) Date Qualified To Do Business
                                                   in IL   01/24/1990

4.) The names and residential addresses of ALL officers & directors MUST be listed here!

OFFICE            NAME              NUMBER AND STREETCITY     STATE    ZIP
--------------------------------------------------------------------------------
President         SEE ATTACHED LIST
--------------------------------------------------------------------------------
Secretary
--------------------------------------------------------------------------------
Treasurer
--------------------------------------------------------------------------------
Director
--------------------------------------------------------------------------------
Director
--------------------------------------------------------------------------------
Director
--------------------------------------------------------------------------------
5.) If 51 % or more of the stock is owned by a minority or female, please check appropriate box |_| Minority Owned |_| Female Owned

6.) Number of shares authorized and issued (as of 10/31/94)

CLASS    SERIES   PAR VALUE            NUMBER AUTHORIZED      NUMBER ISSUED
--------------------------------------------------------------------------------
COMM                                              100000           9992.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT! Whenever the amount in item 6 [ILLEGIBLE]
7a.) The amount of paid in capital as of 10/31/94 is $ 781047

7b.) The Paid in Capital on record with the Secretary of State is $ 767547


8.) By: /s/ [ILLEGIBLE]
       ----------------------------------------
    (Any Authorized Officer's Signature)

                             ITEM 8 MUST BE SIGNED !

RETURN TO                               Under the penalty of perjury and as an
                                        authorized officer, I declare that this
Department of Business Services         annual report and if applicable, the
Secretary of State                      statement of change ([ILLEGIBLE]
Springfield, IL 62756                   registered agent and/or office, pursuant
Phone (217) 782-7808                     to provisions of the Business
                                        Corporation Act, has been examined by me and is to the best of my knowledge and belief true correct and complete

                (PLEASE COMPLETE THE REVERSE SIDE OF THIS REPORT)

                         STATE OF ILLINOIS                       EXPEDITED
[SEAL OF THE        Office of the Secretary of State          SECRETARY OF STATE
  STATE OF      I hereby certify that this is a true and
  ILLINOIS]     correct copy, consisting of Four pages,          JUN 26 1997
                as taken from the original on file in         EXP. FEES  25.00
                this office.                                           -------
                                                              COPY-CERT. 10.00
                                                                        ------
                             /s/ George H. Ryan
                            --------------------

                                 George H. Ryan
                               Secretary of State

                DATED: June 26, 1997
                      ------------------------
                By: [ILLEGIBLE]
                   ---------------------------